Web.com Group, Inc. 12808 Gran Bay Parkway West Jacksonville, FL 32258 T: (904) 680-6600 F: (904) 880-0350 NASDAQ: WEB

Web.com Reports Second Quarter 2017 Financial Results

•	Strong performance exceeded revenue and profitability guidance

•	Generated $43.8 million of operating cash flow up from $30.8 million in the prior year

•	Reduced debt by $31.8 million

JACKSONVILLE, Fla. - August 3, 2017 - Web.com Group, Inc. (NASDAQ: WEB), a leading global provider of a full range of Internet services and online marketing solutions for small businesses, today announced results for the second quarter ended June 30, 2017.

“Web.com reported second quarter financial results that beat our revenue and profitability targets. We achieved our goal of returning to sequential revenue growth driven by solid performance across all three areas of our business. The Company also delivered strong adjusted EBITDA and increasing free cash flow that we continue to deploy to drive shareholder value," said David L. Brown, chairman, chief executive officer and president of Web.com.

Brown added, "During the quarter, Web.com made meaningful progress towards our strategic initiatives for the year that will position us for improving growth and profitability. Web Brand Networks, our franchise and multi-location channel, and our vertical market solutions, including TORCHx and Lighthouse 360, are showing good results and we continue to improve our go-to-market efforts in Premium Services, our suite of high end marketing solutions. We are confident that as we further execute on our strategy that we will achieve our long term growth and profitability targets."

Summary of Second Quarter 2017 Financial Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $186.7 million for the second quarter of 2017, compared to $187.8 million for the second quarter of 2016. Non-GAAP revenue was $188.1 million for the second quarter of 2017, compared to $193.9 million in the year-ago quarter.

•
GAAP operating income was $23.0 million for the second quarter of 2017, representing a 12% GAAP operating margin, compared to $7.6 million, representing a 4% GAAP operating margin, for the second quarter of 2016. Non-GAAP operating income was $42.9 million for the second quarter of 2017, representing a 23% non-GAAP operating margin, compared to $37.3 million for the second quarter of 2016, representing a 19% non-GAAP operating margin.

•
GAAP net income was $8.0 million, or $0.16 per diluted share, for the second quarter of 2017, representing a 4% GAAP net income margin. GAAP net loss was $1.6 million, or $0.03 per diluted share, for the second quarter of 2016, representing a -1% GAAP net loss margin.

•
Adjusted EBITDA was $48.2 million for the second quarter of 2017, representing an adjusted EBITDA margin of 26%, surpassing the high end of the Company's adjusted EBITDA guidance of $46.0 to $48.0 million. The Company had adjusted EBITDA of $42.7 million for the second quarter of 2016, representing a 22% adjusted EBITDA margin.

•	The Company generated cash from operations of $43.8 million for the second quarter of 2017, compared to $30.8 million of cash flow from operations for the second quarter of 2016.

Second Quarter and Recent Business Highlights:

•	Web.com's total net subscribers were approximately 3,490,000 at the end of the second quarter of 2017, declining approximately 12,000 from the end of the first quarter of 2017.

•
Web.com's average revenue per user (ARPU) was $17.72 for the second quarter of 2017 compared to $18.66 for the second quarter of 2016. ARPU increased sequentially during the second quarter of 2017 from $17.67 during the first quarter of 2017.

•	Web.com's trailing twelve month customer retention rate was 84.4% for the second quarter of 2017.

•	Web.com reduced debt by $31.8 million in the second quarter of 2017.

•
Launched Fill-in, a product enhancement to our dental vertical Lighthouse 360. Fill-in is the first and only solution that detects last minute cancellations and finds a patient to take the opening, improving the profitability of our dental customers.

Conference Call Information
Management will host a conference call today, August 3, 2017, at 5:00 p.m. ET, to discuss Web.com's second quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 888-280-4443 (domestic) or 719-457-2634 (international). A replay of this conference call will be available until August 17, 2017, at 844-512-2921 (domestic) or 412-317-6671 (international). The replay conference ID is 7772558.

About Web.com
Web.com Group, Inc. (Nasdaq: WEB) is a global provider of a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products, eCommerce solutions and call center services. For more information, please visit www.web.com; follow the company on Twitter @webdotcom or on Facebook at www.facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the Company, in ways that management views or uses to assess the performance of the Company. Web.com's management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.
Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

•
Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because management believes that excluding such measures helps management and investors better understand the Company's revenue trends.

•
Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, asset impairment, stock-based compensation charges, restructuring expenses, corporate development expenses and fair value adjustment to deferred revenue and deferred expense because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Adjusted EBITDA and Adjusted EBITDA Margin. Web.com excludes from adjusted EBITDA and adjusted EBITDA margin depreciation and amortization expense, asset impairment, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

•
Non-GAAP Cost of Revenue (excluding depreciation and amortization). Web.com excludes from non-GAAP cost of revenue (excluding depreciation and amortization) the fair value adjustment to deferred expense and stock based compensation charges because management believes that adjusting for such measures helps management and investors better understand the company's operating activities.

•
Free Cash Flow. Free cash flow is a non-GAAP financial measure that Web.com uses and defines as net cash provided by operating activities less capital expenditures. The Company considers free cash flow to be a liquidity measure which provides useful information to management and investors about the amount of cash generated by the business after the acquisition of property and equipment, which can then be used for investment opportunities.

•
Non-GAAP diluted weighted average common shares. Non-GAAP diluted weighted average shares outstanding include dilutive common share equivalents outstanding that were excluded from GAAP diluted weighted average shares outstanding in periods of a GAAP net loss, as these shares are excluded when calculating GAAP diluted weighted average common shares because including them would be anti-dilutive. Management believes that making these adjustments helps management and investors better understand the potential dilution to shareholders.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the Company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in the Company's financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.

•
Corporate development expenses. Web.com incurred expenses relating to acquisitions and the successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Gains or losses from asset sales or impairment and certain other transactions. Web.com excludes the impact of asset sales or impairment and certain other transactions including debt extinguishments and the sale of equity method investment from its non-GAAP measures because the impact of these items is not considered part of the company's ongoing operations.

•
Monthly average revenue per user, or ARPU. ARPU is a metric the Company measures on a quarterly basis. The Company defines ARPU as quarterly non-GAAP subscription revenue divided by the average of the number of subscribers at the beginning of the quarter and the number of subscribers at the end of the quarter, divided by three months. The Company excludes from subscription revenue the impact of the fair value adjustments to deferred revenue resulting from acquisition-related write downs.

Forward-Looking Statements
This press release includes "forward-looking statements" including, without limitation, the statement regarding Web.com's confidence in its strategy achieving long term growth and profitability targets, are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com's business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Annual Report on Form 10-K for the year ended December 31, 2016 and Form 10-Q for the quarter ended March 31, 2017, as filed with the Securities and Exchange Commission, which are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:
Ira Berger
904-680-6909
Ira.Berger@web.com

Media:
Brian Wright
904-371-6856
Brian.Wright@web.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statements of Comprehensive Income
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016 (1)	2017	2016 (1)

Revenue	$186,731	$187,818	$371,850	$332,616

Cost of Revenue and Operating Expenses:
Cost of revenue (excluding depreciation and amortization)	58,527	58,758	116,450	108,809
Sales and marketing	49,230	60,135	100,141	102,562
Technology and development	17,323	19,732	34,324	32,358
General and administrative	21,252	18,564	41,108	35,296
Restructuring expense	—	778	312	914
Asset Impairment	—	—	143	—
Depreciation and amortization	17,401	22,273	35,834	38,186
Total cost of revenue and operating expenses	163,733	180,240	328,312	318,125
Income from operations	22,998	7,578	43,538	14,491

Interest expense, net	(8,146)	(8,662)	(16,036)	(14,259)
Net income (loss) before income taxes	14,852	(1,084)	27,502	232
Income tax expense	(6,806)	(522)	(12,940)	(1,500)
Net income (loss)	$8,046	$(1,606)	$14,562	$(1,268)

Other comprehensive income:
Foreign currency translation adjustments	(624)	(891)	(25)	(1,207)
Unrealized gain on investments, net of tax	—	—	1	28
Total comprehensive income (loss)	$7,422	$(2,497)	$14,538	$(2,447)

Basic earnings (loss) per share:
Net income (loss) per basic common share	$0.16	$(0.03)	$0.30	$(0.03)
Diluted earnings (loss) per share:
Net income (loss) per diluted common share	$0.16	$(0.03)	$0.29	$(0.03)

(1) Included in the three and six months ended June 30, 2016 are adjustments for the correction of an immaterial error in the classification of infrastructure costs, which were previously classified within cost of revenue and were reclassified to technology and development. In addition, the Company changed its accounting classification to record infrastructure costs supporting administrative platforms to be included in general and administrative expense. These were previously recorded in technology and development expense.

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share amounts)

	June 30, 2017	December 31, 2016
Assets	(unaudited)

Current assets:
Cash and cash equivalents	$33,449	$20,447
Accounts receivable, net of allowance of $1,631 and $1,695, respectively	20,285	20,567
Prepaid expenses	13,538	12,311
Deferred expenses	63,178	60,217
Other current assets	1,868	1,872
Total current assets	132,318	115,414

Property and equipment, net	55,248	53,132
Deferred expenses	48,417	49,127
Goodwill	881,590	871,751
Intangible assets, net	392,359	413,127
Other assets	21,011	11,282
Total assets	$1,530,943	$1,513,833

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$20,243	$19,619
Accrued expenses	14,001	14,475
Accrued compensation and benefits	15,074	18,307
Deferred revenue	240,675	230,206
Current portion of debt	4,765	16,847
Deferred consideration	22,902	20,244
Other liabilities	4,236	5,034
Total current liabilities	321,896	324,732

Deferred revenue	193,661	195,859
Long-term debt	640,202	647,294
Deferred tax liabilities	64,567	80,135
Other long-term liabilities	17,625	30,361
Total liabilities	1,237,951	1,278,381
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 51,435,214 and 50,278,137 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	51	50
Additional paid-in capital	579,083	578,486
Treasury stock at cost, 1,723,706 shares as of June 30, 2017 and 3,146,012 shares as of December 31, 2016	(48,035)	(62,430)
Accumulated other comprehensive loss	(4,044)	(4,020)
Accumulated deficit (1)	(234,063)	(276,634)
Total stockholders' equity	292,992	235,452
Total liabilities and stockholders' equity	$1,530,943	$1,513,833
(1) The Company adopted Accounting Standards Update ("ASU") 2016-09 on January 1, 2017 using the modified retrospective transition method and recorded a $28.0 million adjustment for previously unrecognized excess tax benefits in opening accumulated deficit on January 1, 2017.

Web.com Group, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Cash flows from operating activities
Net income (loss)	8,046	$(1,606)	$14,562	$(1,268)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,401	22,273	35,834	38,186
Stock based compensation	6,102	5,392	11,659	10,200
Deferred income taxes	5,502	(214)	11,176	599
Amortization of debt issuance costs and other	3,702	3,687	7,399	6,685
Asset impairment	—	—	143	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,999)	(512)	986	(1,758)
Prepaid expenses and other assets	1,652	80	(5,216)	(10,935)
Deferred expenses	159	362	(1,535)	(2,586)
Accounts payable	5,987	5,173	(169)	(1,585)
Accrued expenses and other liabilities	(2,236)	(6,713)	347	(519)
Accrued compensation and benefits	1,614	1,105	(3,672)	(7,375)
Deferred revenue	(2,152)	1,786	5,452	15,644
Net cash provided by operating activities	43,778	30,813	76,966	45,288

Cash flows from investing activities
Business acquisitions	—	(2,975)	(8,587)	(303,262)
Capital expenditures	(5,394)	(4,451)	(10,573)	(8,306)
Other	—	(1,300)	—	(1,300)
Net cash used in investing activities	(5,394)	(8,726)	(19,160)	(312,868)

Cash flows from financing activities
Stock issuance costs	(1)	(1)	(4)	(6)
Common stock repurchased	(199)	(27)	(3,559)	(3,233)
Payments of long-term debt	(25,516)	(2,437)	(27,954)	(4,937)
Payments on revolving credit facility	(56,313)	(17,563)	(56,313)	(27,563)
Proceeds from exercise of stock options	4,563	666	8,979	1,205
Deferred consideration payment	—	—	(18,933)	—
Proceeds from borrowings on long-term debt	50,000	—	50,000	200,000
Proceeds from borrowings on revolving credit facility	—	—	7,000	115,000
Debt issuance costs	(1,927)	—	(1,927)	(5,700)
Common stock purchases under stock repurchase plan	—	(5,744)	(2,081)	(16,909)
Net cash (used in) provided by financing activities	(29,393)	(25,106)	(44,792)	257,857

Effect of exchange rate changes on cash	(10)	(22)	(12)	(33)

Net increase (decrease) in cash and cash equivalents	8,981	(3,041)	13,002	(9,756)
Cash and cash equivalents, beginning of period	24,468	11,991	20,447	18,706
Cash and cash equivalents, end of period	$33,449	$8,950	$33,449	$8,950

Supplemental cash flow information
Interest paid	$3,851	$4,529	$8,812	$6,851
Income taxes paid	$1,212	$632	$1,573	$2,046

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$186,731	$187,818	$371,850	$332,616
Fair value adjustment to deferred revenue	1,328	6,038	3,038	14,596
Non-GAAP revenue	$188,059	$193,856	$374,888	$347,212

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$22,998	$7,578	$43,538	$14,491
Amortization of intangibles	12,085	16,844	24,964	28,148
Asset impairment	—	—	143	—
Stock based compensation	6,102	5,392	11,659	10,200
Restructuring expense	—	778	312	914
Corporate development	340	529	767	3,868
Fair value adjustment to deferred revenue	1,328	6,038	3,038	14,596
Fair value adjustment to deferred expense	46	94	104	152
Non-GAAP operating income	$42,899	$37,253	$84,525	$72,369

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	12%	4%	12%	4%
Amortization of intangibles	6	9	7	8
Asset impairment	—	—	—	—
Stock based compensation	3	3	3	3
Restructuring expense	—	—	—	—
Corporate development	1	—	—	2
Fair value adjustment to deferred revenue	1	3	1	4
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	23%	19%	23%	21%

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016

Reconciliation of GAAP net income (loss) to adjusted EBITDA
GAAP net income (loss)	$8,046	$(1,606)	$14,562	$(1,268)
Depreciation and amortization	17,401	22,273	35,834	38,186
Asset impairment	—	—	143	—
Stock based compensation	6,102	5,392	11,659	10,200
Restructuring expense	—	778	312	914
Corporate development	340	529	767	3,868
Fair value adjustment to deferred revenue	1,328	6,038	3,038	14,596
Fair value adjustment to deferred expense	46	94	104	152
Interest expense, net	8,146	8,662	16,036	14,259
Income tax expense	6,806	522	12,940	1,500
Adjusted EBITDA	$48,215	$42,682	$95,395	$82,407

Reconciliation of GAAP net income (loss) margin to adjusted EBITDA margin
GAAP net income (loss) margin	4%	(1)%	4%	—%
Depreciation and amortization	8	12	10	11
Asset impairment	—	—	—	—
Stock based compensation	3	3	3	3
Restructuring expense	—	—	—	—
Corporate development	1	—	—	2
Fair value adjustment to deferred revenue	1	3	1	4
Fair value adjustment to deferred expense	—	—	—	—
Interest expense, net	5	5	4	4
Income tax expense	4	—	3	—
Adjusted EBITDA margin	26%	22%	25%	24%

Reconciliation of net cash provided by operating activities to free cash flow
Net cash provided by operating activities	$43,778	$30,813	$76,966	$45,288
Capital expenditures	(5,394)	(4,451)	(10,573)	(8,306)
Free cash flow	$38,384	$26,362	$66,393	$36,982

Net cash used in investing activities	$(5,394)	$(8,726)	$(19,160)	$(312,868)
Net cash (used in) provided by financing activities	$(29,393)	$(25,106)	$(44,792)	$257,857

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Reconciliation of GAAP cost of revenue (excluding depreciation and amortization) to non-GAAP cost of revenue (excluding depreciation and amortization)
Cost of revenue (excluding depreciation and amortization)	$58,527	$58,758	$116,450	$108,809
Less: Fair value adjustment to deferred expenses	(46)	(94)	(104)	(152)
Less: Stock based compensation	(281)	(268)	(550)	(763)
Non-GAAP cost of revenue (excluding depreciation and amortization)	$58,200	$58,396	$115,796	$107,894

Reconciliation of GAAP diluted weighted average common shares to non-GAAP diluted weighted average common shares
Diluted shares:
Basic weighted average common shares	49,488	49,293	49,283	49,334
Diluted stock options	1,352	—	1,322	—
Diluted performance shares	—	—	6	—
Diluted restricted stock	346	—	456	—
GAAP diluted weighted-average shares used to compute net income/(loss) per share attributable to common stockholders	51,186	49,293	51,067	49,334
Diluted stock options	—	1,383	—	1,384
Diluted restricted stock	—	210	—	318
Non-GAAP diluted weighted average common shares	51,186	50,886	51,067	51,036

Reconciliation of GAAP revenue to non-GAAP subscription revenue used in ARPU
GAAP revenue	$186,731	$187,818
Fair value adjustment to deferred revenue	1,328	6,038
Non-GAAP revenue	$188,059	$193,856
Professional services and other revenue	(2,220)	(1,697)
Non-GAAP subscription revenue used in ARPU	$185,839	$192,159
Average subscribers (in thousands)	3,497	3,433
ARPU (Non-GAAP subscription revenue per subscriber over 3 month period)	$17.72	$18.66

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)

Reconciliation of GAAP revenue to non-GAAP subscription revenue used in ARPU	Three months ended March 31, 2017
GAAP revenue	$185,118
Fair value adjustment to deferred revenue	1,710
Non-GAAP revenue	$186,828
Professional services and other revenue	(1,771)
Non-GAAP subscription revenue used in ARPU	$185,057
Average subscribers (in thousands)	3,490
ARPU (Non-GAAP subscription revenue per subscriber over 3 month period)	$17.67

Reconciliation of GAAP revenue to non-GAAP revenue	Guidance for three months ended June 30, 2017 as of May 4, 2017
GAAP revenue	$183,700	-	$186,700
Fair value adjustment to deferred revenue	1,300		1,300
Non-GAAP revenue	$185,000	-	$188,000

Note that the Company has not reconciled Adjusted EBITDA guidance to GAAP net income (loss) because it does not provide guidance on GAAP net income (loss) or the reconciling items between Adjusted EBITDA and net income (loss) as a result of the substantial uncertainty regarding, and the potential substantial variability of, these items. The actual amount of net income (loss) and such responding reconciling items will have a significant effect on Adjusted EBITDA. Accordingly a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure is not available without unreasonable effort.

Web.com Group, Inc.
Supplemental Information
(in thousands, except for per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Stock based compensation
Cost of revenue	$281	$268	$550	$763
Sales and marketing	1,261	1,426	2,631	2,563
Technology and development	1,032	921	2,032	1,614
General and administrative	3,528	2,777	6,446	5,260
Total	$6,102	$5,392	$11,659	$10,200

Revenue
Subscription	$184,511	$186,121	$367,859	$329,312
Professional services and other	2,220	1,697	3,991	3,304
Total	$186,731	$187,818	$371,850	$332,616

Other Information
Non-GAAP operating income	$42,899	$37,253	$84,525	$72,369
GAAP interest expense	$8,146	$8,662	$16,036	$14,259
Amortization of debt issuance costs and other	$3,702	$3,687	$7,399	$6,685
Income taxes paid	$1,212	$632	$1,573	$2,046
Non-GAAP diluted weighted average common shares	51,186	50,886	51,067	51,036